Exhibit 99.02

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 33-85224, No. 333-22283, No. 333-43323, No. 333-64539, No. 333-73255, No. 333-49276, No. 333-92258, No. 333-98743, No. 333-103966, No. 333-119172, and No. 333-131159) of CIT Group Inc. of our report dated March 2, 2006, except as to the effects of changes in reportable segments as described in Note 20 which is as of May 31, 2006, relating to the consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8-K.

PricewaterhouseCoopers LLP
New York, New York
May 31, 2006